SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 16, 2004

ENERSYS

(Exact name of registrant as specified in its charter)

Delaware	001-32253	23-3058564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

2366 Bernville Road, Reading, Pennsylvania		19605
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(610) 208-1991

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On November 16, 2004, EnerSys issued a press release discussing the Company’s second quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 7.01   Regulation FD Disclosure.

On November 16, 2004, EnerSys issued a press release discussing the Company’s second quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01   Financial Statements and Exhibits.

(a)               Not applicable.

(b)              Not applicable.

(c)               Exhibits.

The following exhibit is furnished herewith:

99.1   Press Release, dated November 16, 2004, of EnerSys

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERSYS

Dated: November 16, 2004	/s/ Michael T. Philion
Michael T. Philion
Executive Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated November 16, 2004, of EnerSys